SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 28, 1998



                       YOUTH SERVICES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




        Maryland                  000-23284                       52-1715690
(State of Incorporation)   (Commission File Number)              (IRS Employer
                                                             Identification No.)




                         2 Park Center Court, Suite 200
                          Owings Mills, Maryland 21117
               (Address of principal executive offices) (Zip Code)



                                 (410) 356-8600
                         (Registrant's telephone number)


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Item 5.  Other Events.


         On May 28, 1998, Youth Services International, Inc. (the "Company") announced that it expects to report earnings for the quarter ending June 30, 1998 that are substantially less than expectations.

         Second quarter results will be weakened by a number of factors including: continued occupancy problems at two Midwest projects, the timing of the opening of two denovo projects, the timing of the expansion of one existing project and additional development and marketing costs. In addition, due in part to these factors, the Company expects the contribution margin in the second quarter to be less than expectations. While the Company expects improved results in the third and fourth quarters of 1998, it is anticipated that the remaining quarters and full year 1998 revenues and earnings will fall substantially below expectations.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 16, 1998                 YOUTH SERVICES INTERNATIONAL, INC.



                                     By: /s/ Mark S. Demilio
                                          Mark S. Demilio
                                          Senior Vice  President  of  Corporate
                                          Development and General Counsel